UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2018

SVB Financial Group
(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3003 Tasman Drive, Santa Clara, CA 95054-1191
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07     Submission of Matters to a Vote of Security Holders.

On April 26, 2018, SVB Financial Group (the “Company”) held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). At the 2018 Annual Meeting, the stockholders of the Company (i) elected the Company’s directors for the ensuing year, (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm and (iii) approved, on an advisory basis, the Company’s executive compensation (“Say on Pay”).

Each of the above matters is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission on March 8, 2018 (the “Proxy Statement”). The voting results were as follows:

Proposal 1: Election of Directors.

The stockholders elected the following individuals to the Company’s Board of Directors:

	For	Withheld	Broker Non-Votes
Nominee
Greg W. Becker	44,297,173	141,076	3,368,990
Eric A. Benhamou	43,371,381	1,066,868	3,368,990
John S. Clendening	44,292,484	145,765	3,368,990
Roger F. Dunbar	43,352,863	1,085,386	3,368,990
Joel P. Friedman	43,395,894	1,042,355	3,368,990
Kimberly A. Jabal	44,334,021	104,228	3,368,990
Jeffrey N. Maggioncalda	44,325,817	112,432	3,368,990
Mary J. Miller	44,336,034	102,215	3,368,990
Kate D. Mitchell	44,280,043	158,206	3,368,990
John F. Robinson	44,324,274	113,975	3,368,990
Garen K. Staglin	44,286,416	151,833	3,368,990

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain	Broker Non-Votes
47,050,892	680,729	75,618	0

Proposal 3: Advisory Vote to Approve Executive Compensation (Say on Pay).

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
42,771,700	1,500,134	166,415	3,368,990

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2018	SVB FINANCIAL GROUP

	By:	/s/ GREG BECKER
	Name:	GREG BECKER
	Title:	President and Chief Executive Officer